EXHIBIT 99.9
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
Accrued Interest Date:                                                                                  Collection Period Ending:
25-Sep-02                                                                                                             30-Sep-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 17
25-Oct-02                                ------------------------------


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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $724,917,581
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $18,122,940
     Yield Supplement Overcollateralization                                $8,157,907        $3,345,181
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $415,772,400
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $767,099,101
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $22,032,159
           Receipts of Pre-Paid Principal                                 $19,452,877
           Liquidation Proceeds                                              $407,863
           Principal Balance Allocable to Gross Charge-offs                  $288,621
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $42,181,520

        Interest Distribution Amount
           Receipts of Interest                                            $4,632,446
           Servicer Advances                                                 $105,006
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $23,961
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $29,865
        Total Receipts of Interest                                         $4,791,278

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $46,684,177

     Ending Receivables Outstanding                                      $724,917,581

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $617,712
     Current Period Servicer Advance                                         $105,006
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $722,718

Collection Account
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     Deposits to Collection Account                                       $46,684,177
     Withdrawals from Collection Account
        Servicing Fees                                                       $639,249
        Class A Noteholder Interest Distribution                           $2,959,555
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $41,956,602
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $984,080
     Total Distributions from Collection Account                          $46,684,177

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Sep-02                                                                                                             30-Sep-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 17
25-Oct-02                                ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $1,054,538
        Release from Collection Account                                      $984,080
     Total Excess Funds Released to the Depositor                          $2,038,618

Note Distribution Account
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     Amount Deposited from the Collection Account                         $45,060,847
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $45,060,847

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $41,956,602      $415,772,400     $84.08        83.32%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                       $1,792,772             $3.59
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       46,470            45,085
     Weighted Average Remaining Term                                            35.37             34.48
     Weighted Average Annual Percentage Rate                                    7.59%             7.58%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $657,797,383            90.74%
        1-29 days                                                         $50,402,019             6.95%
        30-59 days                                                        $13,070,584             1.80%
        60-89 days                                                         $2,451,127             0.34%
        90-119 days                                                          $619,763             0.09%
        120+ days                                                            $576,706             0.08%
        Total                                                            $724,917,581           100.00%
        Delinquent Receivables +30 days past due                          $16,718,179             2.31%

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Sep-02                                                                                                             30-Sep-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 17
25-Oct-02                                ------------------------------

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $288,621
        Recoveries for Current Period                                         $23,961
        Net Losses for Current Period                                        $264,660

        Cumulative Realized Losses                                         $4,663,146


     Repossessions                                                      Dollar Amount      Units
        Beginning Period Repossessed Receivables Balance                   $1,125,223         55
        Ending Period Repossessed Receivables Balance                      $1,028,516         57
        Principal Balance of 90+ Day Repossessed Vehicles                     $45,235          3



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $3,570,099
     Beginning Period Amount                                               $3,570,099
     Ending Period Required Amount                                         $3,345,181
     Current Period Release                                                  $224,918
     Ending Period Amount                                                  $3,345,181
     Next Distribution Date Required Amount                                $3,127,871

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $19,177,478
     Beginning Period Amount                                              $19,177,478
     Net Investment Earnings                                                  $29,864
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,054,538
     Ending Period Required Amount                                        $18,122,940
     Ending Period Amount                                                 $18,122,940



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